                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 14, 2003



                      AMERICAN BANK NOTE HOLOGRAPHICS, INC.
             (Exact name of registrant as specified in its charter)

               Delaware                                     1-14227                                     13-3317668
--------------------------------------       --------------------------------------       --------------------------------------
   (State or other jurisdiction of                  (Commission File Number)                   (IRS Employer Identification
            incorporation)                                  Number)

399 Executive Boulevard, Elmsford, NY                                                                      10523
----------------------------------------                                                  --------------------------------------
(Address of principal executive offices)                                                                (Zip Code)



       Registrant's telephone number, including area code: (914) 592-2355



                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  99.1 Press release issued by American Bank Note Holographics, Inc., dated May 14, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

         On May 14, 2003, American Bank Note Holographics, Inc. announced its results of operations for the quarter ended March 31, 2003. A copy of the press release issued by American Bank Note Holographics, Inc. relating thereto is furnished herewith as Exhibit 99.1. The information contained in this report on Form 8-K is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" under Item 9 of Form 8-K, as directed by the Securities Exchange Commission in Release No. 34-47583.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AMERICAN BANK NOTE HOLOGRAPHICS, INC.


Date: May 19, 2003                         By: /s/ Kenneth H. Traub
                                               ---------------------------------
                                                  Kenneth H. Traub
                                                  President